                                                                    EXHIBIT 99.1

BEAR STEARNS                                                               BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO o DALLAS o LOS ANGELES                     ASSET-BACKED SECURITIES GROUP
NEW YORK o SAN FRANCISCO o WASHINGTON D.C.                                          245 Park Avenue
BEIJING o BUENOS AIRES o DUBLIN o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o LUGANO o PARIS o SHANGHAI o TOKYO                     (212) 272-2000;  (212) 272-7294  fax


                     FAX TRANSMITTAL: COMPUTATIONAL MATERIAL

                  [ADVANTA LOGO] HOME EQUITY LOAN TRUST 1998-B


------------------------------------------------------------------------
FAX TO:                                              DATE:  9/23/98
COMPANY:                            # PAGES (incl. cover):  30
FAX NO:                                          PHONE NO:
------------------------------------------------------------------------
FROM:                                            PHONE NO:
------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                 [ADVANTA LOGO]
                         HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials


----------------------------------------------------------------------------------------------------------------------
                                                                  EXPECTED
                 APPROXIMATE     EXPECTED          AVERAGE       PRINCIPAL                 EXPECTED
  OFFERED           SIZE         RATINGS           LIFE (1)      WINDOW (1)      DAY        FINAL        LEGAL FINAL
 SECURITIES     ($ MILLIONS)   (MOODY'S/S&P)     (CALL / MAT)   (CALL / MAT)    COUNT      MATURITY        MATURITY
======================================================================================================================
Class V-1         $60.00          Aaa/AAA          2.7/3.0         82/184       Act/360      1/25/14           tbd
----------------------------------------------------------------------------------------------------------------------
Class F-1         $40.00          Aaa/AAA          3.8/4.0        117/200        30/360      5/25/15           tbd
----------------------------------------------------------------------------------------------------------------------

(1) The bonds will be priced to their respective 10% optional termination dates ("call").

SPONSOR:                    Advanta Mortgage Conduit Services, Inc.

ORIGINATORS:                Advanta National Bank, Advanta Finance Corp., and
                            Unaffiliated Originators.

INDENTURE TRUSTEE:          Bankers Trust Company of California, N.A.

OWNER TRUSTEE:              Wilmington Trust Company.

BOND INSURER:               MBIA Insurance Corporation.

UNDERWRITER:                Bear, Stearns & Co. Inc.

INITIAL CUT-OFF DATE:       Close of Business, August 31, 1998.

CUT-OFF DATE:               TBD by Advanta (assumed to be prior to Settlement).

EXPECTED PRICING DATE:      [Tuesday September 22, 1998].

CLASS V-1 VARIABLE RATE
NOTES: The Trust will issue variable rate notes (the Class V-1 Notes) in the aggregate principal balance of $60,000,000, collateralized by the Group I Loans.

CLASS F-1 FIXED RATE NOTES: The Trust will issue fixed rate notes (the Class F-1
                            Notes) in the aggregate principal balance of $40,000,000, collateralized by the Group II Loans.

EXPECTED SETTLEMENT
AND REGISTRATION:           Tuesday, September 29, 1998 through DTC and
                            Euroclear or CEDEL.

DENOMINATIONS:              The Notes will be offered for purchase in minimum
                            denominations of $25,000 and multiples of $1,000 in excess thereof.

PAYMENT DATES:              The 25th of each month, beginning October [26],
                            1998.

INTEREST ACCRUAL PERIOD:    Class V-1 Variable Rate Notes: from the prior
                            Payment Date through the day preceding the current
                            Payment Date (A/360 basis).

                            Class F-1 Fixed Rate Notes: from the calendar month immediately preceding the month in which such Payment Date occurs (30/360 basis).

REMITTANCE PERIOD:          As to any Payment Date, the related Remittance
                            Period is the calendar month preceding the month of such Payment Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 2                        BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials


GROUP I LOANS:              A pool of adjustable rate home equity revolving line
                            loans made or to be made and conveyed to the Trust
                            (the Group I Loans) under certain home equity revolving credit line loan agreements (the Credit
                            Line Agreements), [with a portion of or no more than [15%] of such loans secured by liens on the mortgaged properties in which the borrowers have little or no equity (i.e. the related combined loan-to-value ratios equal or exceed 100%)].

GROUP II LOANS:             A pool of fixed rate home equity loans secured by
                            mortgages, deeds of trust or other security instruments, the proceeds of which were used to finance property improvements, for debt consolidation, and/or a combination of home improvements, debt consolidation and other consumer purposes (the Group II Loans), with substantially all of such loans secured by liens on the mortgaged properties in which the borrowers have little or no equity (i.e. the related combined loan-to-value ratios equal or exceed 100%).

RECORD DATE:                For the Class V-1 Notes: With respect to any Payment
                            Date, the business day immediately preceding the Payment Date.

                            For the Class F-1 Notes: With respect to any Payment Date, the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

OPTIONAL REDEMPTION DATES:  For Class V-1 Notes: On or after the Payment Date when the Class V-1 Principal Balance is equal to or less than $6,000,000 (i.e. 10% of the Original Principal Balance of the Class V-1 Notes).

                            For Class F-1 Notes: On or after the Payment Date when the Group II Loan Balance is equal to or less than 10% of the Original Group II Loan Balance.

STEP-UP COUPON:             For Payment Dates occurring after the respective 10%
                            Optional Redemption Dates, the spread to LIBOR on the Class V-1 Notes will double and the coupon on the Class F-1 Notes will increase by [0.50%].

PRICING PREPAYMENT SPEED:   Group I Loans: 30% CPR, 5% Constant Draw Rate.

                            Group II Loans: 100% of the prepayment assumption ("PPC") will be applied for pricing purposes. 100% PPC describes prepayments starting at 0.0% CPR in month 1, increasing by 1.17647% CPR per month to 20% CPR in month 18, and remaining at 20% CPR thereafter.

SERVICING FEES:             Group I Loans: [0.50]% per annum (the Group I
                            Servicing Fee Rate) on the aggregate principal balances of the Group I Loans

                            Group II Loans: [0.75]% per annum (the Group II Servicing Fee Rate) on the aggregate principal balances of the Group II Loans, each as of the first day of the Remittance Period.

TAX STATUS:                 The Class V-1 Notes and Class F-1 Notes will be
                            characterized as debt.

ERISA ELIGIBILITY:          The Class V-1 Notes and the Class F-1 Notes are
                            ERISA eligible.

SMMEA ELIGIBILITY:          The offered securities will NOT be SMMEA eligible.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 3                         BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

GROUP I SUBSEQUENT DRAWS    Any additional balances arising as a result of
                            future borrowings (Draws) under the Credit Line
                            Agreements by Mortgagors subsequent to the related
                            Cut-off Date will automatically be assigned to the trust, and will result in an immediate corresponding increase in the Originator's Group I Interest.

OVERCOLLATERALIZATION:      The Insurer will require that Overcollateralization
                            Amounts be maintained at a certain specified levels, the Specified Overcollateralization Amounts. For the
                            Group I Loans and the Group II Loans, there will be separate overcollateralization provisions.

                            The Insurer may permit the Specified
                            Overcollateralization Amount to decrease or
                            "step-down:" over time, subject to certain floors and triggers. For each collateral pool, if the trigger(s) are hit, the target overcollateralization increases.

                            The Group I or Group II Overcollateralization Step Down means the later to occur of:
                            1) The Payment Date in [October 2001], (i.e. the
                               [37th] Payment Date); and
                            2) The first Payment Date on which the Group I or
                               Group II Overcollateralization Amount is greater than or equal to the Group I or Group II Specified Overcollateralization Amount.

GROUP I NET FUNDS CAP RATE: The Class V-1 Note Interest Rate for an Interest
                            Accrual Period will generally equal the lesser of:

                            (i) (x) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, the sum of (a) the London interbank offered rate for one-month Eurodollar deposits appearing on Telerate Screen Page 3750 (LIBOR) as of the second LIBOR Business Day prior to the first day of such Interest Accrual Period (or as of two LIBOR Business Days prior to the Closing Date, in the case of the first Interest Accrual Period) and (b) [__]% and (y) for any Payment Date thereafter, the sum of (a) LIBOR and (b) [2x the pricing spread]% (the rate described in the clause (i), the Class V-1 Note Formula
                                   Rate) and

                            (ii) (x) the fraction, expressed as an annual percentage rate, equal to twelve times the interest due on the Group I Loans during the prior Remittance Period, minus the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls for the related Remittance Period (net of the Group I Servicing Fee, the fee payable to the Indenture Trustee (the Group I Indenture Trustee Fee), the fee payable to the Owner Trustee (the Group I Owner Trustee
                                   Fee) and the Group I premium payable to the Insurer (the Group I Premium Amount)) divided by the Group I Collateral Value immediately prior to the related Payment Date, less (y) commencing on the 10(th) Payment Date, [0.50]% (the rate described in this clause
                                   (ii) the Group I Net Funds Cap Rate).

GROUP I NET FUNDS CAP
CARRY FORWARD:              For any Payment Date, if the Group I Net Funds Cap
                            Rate is less than the Class V-1 Note Formula Rate, such interest shortfall plus accrued interest thereon at the Class V-1 Note Formula Rate will be carried forward and due on future Payment Dates, with such shortfall amounts plus accrued interest
                            NOT being covered by the MBIA Policy.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 4                         BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

SCHEDULED PRINCIPAL
PAYMENTS FOR CLASS V-1
NOTES: The term of the Class V-1 Notes has been divided into two periods, the Managed Amortization Period and the Rapid Amortization Period. The Managed Amortization Period commences on [October 26, 1998] (the Initial Payment Date) and ending the earlier to occur of (x) the [October 2001] Payment Date and (y) the Payment Date which immediately precedes the occurrence of a Rapid Amortization Event. The Rapid Amortization Period is the period which follows the end of a Managed Amortization Period.

                            On each payment date, the holders of the Class V-1 Notes will be entitled to receive the Group I Scheduled Principal Distribution Amount for such payment date.

                            On any Payment Date during the Managed Amortization Period, the Scheduled Principal Distribution Amount shall equal the excess (but in no event less than zero) of (x) the lesser of (i) the Maximum Principal Payment and (ii) the Net Principal Collections over
                            (y) the Overcollateralization Release Amount for Group I, if any, with respect to such Payment Date. With respect to any Payment Date, the Maximum Principal Amount will equal [98]% (the Fixed Allocation Percentage) of the Principal Collections relating to such Payment Date. With respect to any Payment Date, the Net Principal Collections is the excess of (x) Principal Collections for Group I with respect to the related Remittance Period over (y) the aggregate principal amount of Additional Balances arising during such related Remittance Period, provided, that in no event will Net Principal Collections be less than zero with respect to any Payment Date. The aggregate distributions of principal to the holders of the Class V-1 Notes will not exceed the Original Class V-1 Note Principal Balance.

                            On any Payment Date during the Rapid Amortization Period, the Scheduled Principal Distribution Amount shall equal the excess of (x) the Maximum Principal Amount over (y) the Overcollateralization Release Amount for Group I, if any, with respect to such Payment Date.

                            As of any Payment Date, the Step-Down Amount is the lesser of (x) the Maximum Step-Down Amount for such Payment Date and (y) the Maximum Principal Payment or Net Principal Collections, as applicable, on such Payment Date. As of any Payment Date, the Maximum Step-Down Amount is the lesser of (i) the aggregate, cumulative amount of Group I or Group II Overcollateralization Amounts for such current and all prior Payment Dates for their respective Group over (ii) the aggregate cumulative amounts of all payments made with respect to Step-Down Amounts for all prior dates; provided, that for any Payment Date on which the Specified Group I or Group II Overcollateralization Amount exceeds the Group I or Group II Overcollateralization Amount, the Step-Down Amount for such Group will be reduced (but not below zero) by the amount of any such excess.

SCHEDULED PRINCIPAL
PAYMENTS FOR CLASS
F-1 NOTES:                  The Group II Principal Distribution Amount will
                            equal the Group II Principal Collections plus Group
                            II excess spread applied as principal payments to meet the various Group II overcollateralization requirements.

                            On each payment date, the holders of the Class F-1 Notes will be entitled to receive the Group II Principal Distribution Amount for such payment date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 5                        BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

ACCELERATED PRINCIPAL
PAYMENTS:                   The holders of the Class V-1 Notes and Class F-1
                            Notes may receive a payment of Excess Cashflow on any Payment Date, as a payment of principal (any such payment, an Accelerated Principal Payment), for the purpose of increasing the Overcollateralization
                            Amount applicable to such Payment Date for such Loan
                            Group.

CASH FLOW WATERFALL:        With respect the Group I and to the extent funds are
                            on deposit in the Certificate Account, the Indenture
                            Trustee shall make the following allocations, disbursements and transfers in the following order of priority:
                            1)   Any Group I fees due to the Indenture Trustee
                                 and Owner Trustee;
                            2)   Group I Premium Amount payable to the Insurer;
                            3)   Group I Note Interest Distribution Amount;
                            4)   Group I Overcollateralization Deficit Amount as
                                 a distribution of principal;
                            5)   Group I Note Scheduled Principal Distribution
                                 Amount;
                            6)   Insurer Group I Reimbursement Amount
                            7)   Group I Excess Cashflow Amount as Accelerated
                                 Group I Principal Payment in satisfaction of
                                 Group I overcollateralization requirements;
                            8)   Reimbursement to Master Servicer for Servicer
                                 Advances;
                            9)   Class V-1 Notes Net Funds Cap Carryforward
                                 Amount then due;
                            10)  Group I Excess Cashflow Amount to Group II,
                                 for cross collateralization purposes, i.e. for the Group II Overcollateralization Deficit Amount if required, and to the payment of current interest as may be required for Class F-1 Notes;
                            11)  Any amount remaining to the
                                 Certificateholders (who is initially the
                                 Originator).

                            With respect the Group II and to the extent funds are on deposit in the Certificate Account, the Indenture Trustee shall make the following allocations, disbursements and transfers in the following order of priority:
                            1)   Any Group II fees due to the Indenture
                                 Trustee and Owner Trustee;
                            2)   Group II Premium Amount payable to the Insurer;
                            3)   Group II Note Interest Distribution Amount;
                            4) Group II Overcollateralization Deficit Amount as a distribution of principal;
                            5)   Group II Note Principal Distribution Amount;
                            6)   Insurer Group II Reimbursement Amount
                            7) Group II Excess Cashflow Amount as Accelerated Group II Principal Payment in satisfaction of Group II overcollateralization requirements;
                            8) Group II Excess Cashflow Amount to Group I, for cross collateralization purposes, i.e. for the Group I Overcollateralization Deficit Amount if required, and to the payment of current interest as may be required for Class V-1 Notes;
                            9) Any amount remaining to the Certificateholders (who is initially the Originator).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 6                        BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                         AVERAGE LIFE SENSITIVITY TABLES

                                    CLASS V-1



TO 10% CALL
                                                    % PREPAYMENT IN CPR
                                       --------------------------------------------
CONSTANT DRAW RATE                      10%     20%     25%     30%     35%     45%
-----------------------------------------------------------------------------------
0%                  WAL in years        8.2     3.9     3.0     2.4     2.0     1.4
        Expected Final in months        257     122      95      77      64      47
-----------------------------------------------------------------------------------
10%                 WAL in years       10.8     5.0     3.9     3.1     2.5     1.7
        Expected Final in months        264     139     109      88      73      53
-----------------------------------------------------------------------------------
20%                 WAL in years       10.8     6.8     5.1     4.0     3.2     2.1
        Expected Final in months        264     158     123     100      83      60



TO MATURITY
                                                   % PREPAYMENT IN CPR
                                       --------------------------------------------
CONSTANT DRAW RATE                      10%     20%     25%     30%     35%     45%
-----------------------------------------------------------------------------------
0%                  WAL in years        8.2     4.3     3.3     2.7     2.2     1.6
        Expected Final in months        264     264     222     179     148     107
-----------------------------------------------------------------------------------
10%                 WAL in years       10.8     5.4     4.1     3.3     2.7     1.9
        Expected Final in months        264     264     235     190     157     113
-----------------------------------------------------------------------------------
20%                 WAL in years       10.8     7.2     5.4     4.2     3.4     2.3
        Expected Final in months        264     264     250     202     167     121




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 7                        BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                         AVERAGE LIFE SENSITIVITY TABLES

                                    CLASS F-1


----------------------------------------------------------------------------------------------------------
Class F-1 (to 10% Call)
----------------------------------------------------------------------------------------------------------
% PPC                                       0%         50%         75%        100%        125%        150%
----------------------------------------------------------------------------------------------------------
Average Life (years)                      12.5         6.1         4.7         3.8         3.1         2.7
Modified Duration (years)                  7.7         4.5         3.7         3.1         2.6         2.3
First Principal Payment 10/25/98      10/25/98    10/25/98    10/25/98    10/25/98    10/25/98    10/25/98
Last Principal Payment                03/25/21    04/25/13    09/25/10    06/25/08    09/25/06    06/25/05
Principal Lockout (months)                   0           0           0           0           0           0
Principal Window (months)                  270         175         144         117          96          81
Illustrative Yield @ Par (30/360)        6.49%       6.45%       6.43%       6.41%       6.38%       6.36%
----------------------------------------------------------------------------------------------------------


Class F-1 (to Maturity)
----------------------------------------------------------------------------------------------------------
% PPC                                       0%         50%         75%        100%        125%        150%
----------------------------------------------------------------------------------------------------------
Average Life (years)                      12.6         6.4         4.9         4.0         3.3         2.8
Modified Duration (years)                  7.8         4.6         3.7         3.2         2.7         2.4
First Principal Payment 10/25/98      10/25/98    10/25/98    10/25/98    10/25/98    10/25/98    10/25/98
Last Principal Payment                05/25/23    03/25/21    02/25/18    05/25/15    10/25/12    12/25/10
Principal Lockout (months)                   0           0           0           0           0           0
Principal Window (months)                  296         270         233         200         169         147
Illustrative Yield @ Par (30/360)        6.49%       6.46%       6.45%       6.43%       6.41%       6.39%
----------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 7                        BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials
                                DECREMENT TABLES

                                                            CLASS V-1 TO 10% CALL
                                  -----------------------------------------------------------------
                      CPR %               10%      20%      25%      30%      35%      40%      45%
                     DRAW %                5%       5%       5%       5%       5%       5%       5%
PAYMENT DATE
        Initial % (9/29/98)              100%     100%     100%     100%     100%     100%     100%
                    9/25/99               93%      82%      77%      71%      66%      61%      55%
                    9/25/00               88%      69%      60%      52%      44%      37%      31%
                    9/25/01               83%      57%      47%      37%      29%      22%      16%
                    9/25/02               74%      45%      35%      27%      20%      14%      10%
                    9/25/03               66%      36%      26%      19%      13%       0%       0%
                    9/25/04               59%      29%      20%      13%       0%       0%       0%
                    9/25/05               53%      23%      15%       0%       0%       0%       0%
                    9/25/06               47%      19%      11%       0%       0%       0%       0%
                    9/25/07               43%      15%       0%       0%       0%       0%       0%
                    9/25/08               38%      12%       0%       0%       0%       0%       0%
                    9/25/09               35%       0%       0%       0%       0%       0%       0%
                    9/25/10               31%       0%       0%       0%       0%       0%       0%
                    9/25/11               28%       0%       0%       0%       0%       0%       0%
                    9/25/12               25%       0%       0%       0%       0%       0%       0%
                    9/25/13               23%       0%       0%       0%       0%       0%       0%
                    9/25/14               20%       0%       0%       0%       0%       0%       0%
                    9/25/15               18%       0%       0%       0%       0%       0%       0%
                    9/25/16               17%       0%       0%       0%       0%       0%       0%
                    9/25/17               15%       0%       0%       0%       0%       0%       0%
                    9/25/18               13%       0%       0%       0%       0%       0%       0%
                    9/25/19               12%       0%       0%       0%       0%       0%       0%
                    9/25/20                0%       0%       0%       0%       0%       0%       0%
                    9/25/21                0%       0%       0%       0%       0%       0%       0%

Weighted Average Life (in years) (1)      9.4      4.4      3.4      2.7      2.2      1.9      1.6

Weighted Average Life (in years) (2)      9.4      4.8      3.7      3.0      2.4      2.0      1.7



(1) Assumes that optional termination (10% of Notes) is exercised on the first possible Payment Date.

(2) Assumes that bonds pay to maturity.

(3) All percentages are rounded to the nearest 1%.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                     Page 9                         BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                                DECREMENT TABLES

                                                  CLASS F-1 TO 10% CALL
                              ------------------------------------------------------------
                        PPC%               0%      50%      75%     100%     125%     150%
PAYMENT DATE
         Initial % (9/29/98)             100%     100%     100%     100%     100%     100%
                     9/25/99              93%      88%      86%      83%      81%      79%
                     9/25/00              91%      77%      70%      64%      58%      52%
                     9/25/01              89%      67%      57%      48%      40%      32%
                     9/25/02              87%      58%      46%      37%      29%      23%
                     9/25/03              85%      49%      37%      29%      22%      16%
                     9/25/04              82%      42%      31%      22%      16%      11%
                     9/25/05              79%      36%      25%      17%      11%       0%
                     9/25/06              76%      31%      21%      13%       0%       0%
                     9/25/07              72%      27%      17%      10%       0%       0%
                     9/25/08              67%      23%      13%       0%       0%       0%
                     9/25/09              62%      19%      11%       0%       0%       0%
                     9/25/10              55%      16%       0%       0%       0%       0%
                     9/25/11              48%      13%       0%       0%       0%       0%
                     9/25/12              40%      10%       0%       0%       0%       0%
                     9/25/13              35%       0%       0%       0%       0%       0%
                     9/25/14              31%       0%       0%       0%       0%       0%
                     9/25/15              28%       0%       0%       0%       0%       0%
                     9/25/16              24%       0%       0%       0%       0%       0%
                     9/25/17              19%       0%       0%       0%       0%       0%
                     9/25/18              14%       0%       0%       0%       0%       0%
                     9/25/19              12%       0%       0%       0%       0%       0%
                     9/25/20              10%       0%       0%       0%       0%       0%
                     9/25/21               0%       0%       0%       0%       0%       0%

Weighted Average Life (in years) (1)     12.5      6.1      4.7      3.8      3.1      2.7

Weighted Average Life (in years) (2)     12.6      6.4      4.9      4.0      3.3      2.8



(1) Assumes that optional termination (10% collateral) is exercised on the first possible Distribution Date.

(2) Assumes that bonds pay to maturity at the indicated PPC%, with 100% PPC as 0% CPR in month 1, building to 20% CPR in month 18, and remaining constant at 20% CPR thereafter.

(3)  All percentages are rounded to the nearest 1%.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 10                        BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                          COLLATERAL TABLES: HELOC POOL

                          COLLATERAL SUMMARY FOR HELOC

---------------------------------------------------------------------------------------------------------
                                                        Total                Minimum            Maximum
                                                   --------------            -------          -----------

TOTAL NUMBER OF LOANS:                                      1,950
TOTAL OUTSTANDING LOAN BALANCE:                    $58,128,809.86            $304.66          $285,000.00
AVERAGE LOAN PRINCIPAL BALANCE:                        $29,809.65
WA COUPON:                                                 12.327%             8.50%               16.00%
WA GROSS MARGIN:                                            3.827%             0.00%                7.50%
WA GROSS LIFE CAP:                                         20.422%            16.00%               24.00%
WA GROSS LIFE FLOOR:                                        5.884%             2.00%                7.50%
WA REMAINING TERM TO MATURITY (MONTHS):                       264                 63                  276
WA SEASONING (MONTHS):                                          2                  0                   23
WA ORIGINAL TERM (MONTHS):                                    267                 86                  276
LIEN POSITION:
                                First Lien                  19.49%
                               Junior Lien                  80.51%

WA CLTV:                                                    88.90%              9.98%              125.00%
WA CREDIT UTILIZATION:                                      95.63%              1.70%              102.90%
PRODUCT TYPE:
         36 month draw / 50 month repayment                  2.01%
        36 month draw / 240 month repayment                 82.95%
        60 month draw / 180 month repayment                 15.05%

DOCUMENTATION:
                                  Alternate                  2.52%
                                       Full                 97.48%

PROPERTY TYPE:                                                           OCCUPANCY STATUS:
                  SF Detached/Deminimus PUD                 94.98%       Non-investor Owned (1)     99.40%
                SF Rowhouse/Townhouse/Condo                  2.25%       Investor Owned              0.60%
                   Two to Four Family Homes                  1.40%       (1) Includes vacation and second homes.
                Prefabricated Single Family                  1.10%
                          Blanket Mortgages                  0.27%

GEOGAPHIC DISTRIBUTION:
                                         CA:                10.52%       (states not listed individually account
                                         NY:                 9.62%       for less than 5.00% of the Cut-off Pool
                                         PN:                 9.26%       principal balance)
                                         NJ:                 5.64%
                                         VA:                 5.10%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 11                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

PRINCIPAL BALANCES

                                                                  PERCENTAGE OF
                             NUMBER OF INITIAL    PRINCIPAL             POOL BY
RANGE OF PRINCIPAL BALANCES     MORTGAGE LOANS      BALANCE   PRINCIPAL BALANCE
---------------------------     --------------      -------   -----------------
      $0.01 - 25,000.00             915        $14,826,821.69       25.51%
  25,000.01 - 50,000.00             891         31,144,634.22       53.58%
  50,000.01 - 75,000.00              92          5,714,348.65        9.83%
 75,000.01 - 100,000.00              21          1,817,010.76        3.13%
100,000.01 - 125,000.00              13          1,492,400.85        2.57%
125,000.01 - 150,000.00               8          1,102,172.71        1.90%
150,000.01 - 175,000.00               4            688,890.25        1.19%
175,000.01 - 200,000.00               2            395,862.23        0.68%
200,000.01 - 225,000.00               2            427,968.50        0.74%
225,000.01 - 250,000.00               1            233,700.00        0.40%
275,000.01 - 300,000.00               1            285,000.00        0.49%
                                  ----------------------------------------
Total                             1,950        $58,128,809.86      100.00%
                                  ========================================
                                Minimum:              $304.66
                                Maximum:          $285,000.00
                       Weighted Average:           $29,809.65


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 12                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

GEOGRAPHIC DISTRIBUTION

                                                                           PERCENTAGE OF
                           NUMBER OF INITIAL         PRINCIPAL                   POOL BY
         STATE                MORTGAGE LOANS           BALANCE         PRINCIPAL BALANCE
         -----                --------------           -------         -----------------
       Arizona                            72     $1,981,909.32                     3.41%
    California                           166      6,117,154.39                    10.52%
      Colorado                            37      1,222,412.14                     2.10%
   Connecticut                            30        781,794.67                     1.34%
      Delaware                            13        428,363.87                     0.74%
       Florida                            71      2,149,075.46                     3.70%
       Georgia                            61      1,495,102.07                     2.57%
         Idaho                             4         79,449.66                     0.14%
      Illinois                            49      1,367,763.18                     2.35%
       Indiana                            57      1,452,691.69                     2.50%
        Kansas                            22        576,594.83                     0.99%
      Kentucky                            25        540,417.03                     0.93%
      Maryland                            67      2,266,398.18                     3.90%
 Massachusetts                            58      1,976,361.96                     3.40%
      Michigan                           164      4,836,811.05                     8.32%
     Minnesota                            24        505,995.88                     0.87%
      Missouri                            50      1,330,715.62                     2.29%
        Nevada                            39      1,123,498.13                     1.93%
    New Jersey                            96      3,277,726.45                     5.64%
    New Mexico                             2         45,333.85                     0.08%
      New York                           166      5,593,571.98                     9.62%
North Carolina                            51      1,354,264.96                     2.33%
          Ohio                            65      1,630,289.91                     2.80%
      Oklahoma                             8        107,704.30                     0.19%
        Oregon                            51      1,723,139.79                     2.96%
  Pennsylvania                           190      5,380,345.19                     9.26%
     Tennessee                            57      1,768,530.30                     3.04%
          Utah                            36        957,157.06                     1.65%
      Virginia                           107      2,966,207.28                     5.10%
    Washington                            80      2,229,936.66                     3.84%
     Wisconsin                            32        862,093.00                     1.48%
                           -------------------------------------------------------------
Total                                  1,950    $58,128,809.86                   100.00%
                           =============================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                    Page 13                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

COMBINED LOAN-TO-VALUE RATIOS

                                                                     PERCENTAGE OF
  RANGE OF COMBINED  NUMBER OF INITIAL             PRINCIPAL               POOL BY
LOAN-TO-VALUE RATIO     MORTGAGE LOANS               BALANCE     PRINCIPAL BALANCE
-------------------     --------------               -------     -----------------
   0.01 - 10.00%                     1        $     2,661.41                 0.00%
  10.01 - 20.00                      3            130,500.00                 0.22%
  20.01 - 30.00                      8            268,904.93                 0.46%
  30.01 - 40.00                     25            781,848.35                 1.35%
  40.01 - 50.00                     26            758,846.80                 1.31%
  50.01 - 60.00                     51          1,829,974.68                 3.15%
  60.01 - 70.00                    100          3,763,308.76                 6.47%
  70.01 - 80.00                    187          7,091,672.42                12.20%
  80.01 - 90.00                    424         14,644,125.86                25.19%
 90.01 - 100.00                    906         21,575,527.80                37.12%
100.01 - 110.00                     41          1,315,659.48                 2.26%
110.01 - 120.00                     73          2,507,961.12                 4.31%
120.01 - 130.00                    105          3,457,818.25                 5.95%
                           -------------------------------------------------------
          TOTAL                  1,950        $58,128,809.86               100.00%
                           =======================================================
                               Minimum:                 9.98%
                               Maximum:               125.00%
                      Weighted Average:                88.90%


PROPERTY TYPE
                                                                               PERCENTAGE OF
                               NUMBER OF INITIAL            PRINCIPAL                POOL BY
PROPERTY TYPE                     MORTGAGE LOANS              BALANCE      PRINCIPAL BALANCE
-------------                     --------------              -------      -----------------
  SF Detached/Deminimus PUD          1,836             $55,212,238.75              94.98%
SF Rowhouse/Townhouse/Condo             60               1,307,939.83               2.25%
   Two to Four Family Homes             28                 810,771.41               1.40%
Prefabricated Single Family             24                 636,818.07               1.10%
          Blanket Mortgages              2                 161,041.80               0.27%
                                 -------------------------------------------------------
                                     1,950             $58,128,809.86             100.00%
                                 =======================================================


LIEN PRIORITY
                                                                      PERCENTAGE OF
                    NUMBER OF INITIAL             PRINCIPAL                 POOL BY
  LIEN PRIORITY        MORTGAGE LOANS               BALANCE       PRINCIPAL BALANCE
  -------------        --------------               -------       -----------------
     First Lien                198           $11,327,725.19               19.49%
    Junior Lien              1,752            46,801,084.67               80.51%
                           -------------------------------------------------------
          TOTAL              1,950           $58,128,809.86              100.00%
                           =======================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 14                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

LOAN RATES

                                                                    PERCENTAGE OF
                    NUMBER OF INITIAL             PRINCIPAL               POOL BY
RANGE OF LOAN RATES    MORTGAGE LOANS               BALANCE     PRINCIPAL BALANCE
-------------------    --------------               -------     -----------------
     8.001 - 8.500%                 7         $  827,900.00                 1.42%
     8.501 - 9.000                 20          1,699,208.04                 2.92%
     9.001 - 9.500                 27          1,989,398.20                 3.42%
    9.501 - 10.000                 94          3,745,373.18                 6.44%
   10.001 - 10.500                 97          3,565,005.02                 6.13%
   10.501 - 11.000                 88          3,624,524.55                 6.24%
   11.001 - 11.500                142          4,034,199.73                 6.94%
   11.501 - 12.000                163          5,125,133.55                 8.82%
   12.001 - 12.500                257          7,406,062.74                12.74%
   12.501 - 13.000                148          3,914,542.15                 6.73%
   13.001 - 13.500                280          7,726,737.34                13.29%
   13.501 - 14.000                255          5,822,007.12                10.02%
   14.001 - 14.500                293          6,817,801.38                11.73%
   14.501 - 15.000                 61          1,497,837.30                 2.58%
   15.001 - 15.500                 15            268,313.05                 0.46%
   15.501 - 16.000                  3             64,766.51                 0.11%
                           -------------------------------------------------------
             TOTAL              1,950        $58,128,809.86               100.00%
                           =======================================================
                              Minimum:               8.500%
                              Maximum:              16.000%
                     Weighted Average:              12.327%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 15                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

CREDIT LIMITS
                                                                        PERCENTAGE OF
                       NUMBER OF INITIAL            PRINCIPAL                 POOL BY
RANGE OF CREDIT LIMITS    MORTGAGE LOANS              BALANCE       PRINCIPAL BALANCE
----------------------    --------------              -------       -----------------
      $0.01 - 25,000.00              856       $13,843,318.43                   23.81%
  25,000.01 - 50,000.00              937        31,658,131.96                   54.46%
  50,000.01 - 75,000.00              101         5,982,460.17                   10.29%
 75,000.01 - 100,000.00               24         1,995,039.61                    3.43%
100,000.01 - 125,000.00               14         1,516,266.00                    2.61%
125,000.01 - 150,000.00                8         1,102,172.71                    1.90%
150,000.01 - 175,000.00                2           339,000.00                    0.58%
175,000.01 - 200,000.00                3           570,862.23                    0.98%
200,000.01 - 225,000.00                3           602,858.75                    1.04%
225,000.01 - 250,000.00                1           233,700.00                    0.40%
275,000.01 - 300,000.00                1           285,000.00                    0.49%
                          ------------------------------------------------------------
                  TOTAL            1,950       $58,128,809.86                  100.00%
                          ============================================================

                                 Minimum:           $7,741.00
                                 Maximum:         $285,000.00
                        Weighted Average:          $46,623.28

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 16                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

MAXIMUM MORTGAGE RATES

                                                                         PERCENTAGE OF
                           NUMBER OF INITIAL         PRINCIPAL                 POOL BY
RANGE OF MORTGAGE RATES       MORTGAGE LOANS           BALANCE       PRINCIPAL BALANCE
-----------------------       --------------           -------       -----------------

       15.501 - 16.000%                    3    $    37,696.42                   0.06%
       16.001 - 16.500                     7        827,900.00                   1.42%
       16.501 - 17.000                    20      1,699,208.04                   2.92%
       17.001 - 17.500                    27      2,023,606.63                   3.48%
       17.501 - 18.000                   108      4,016,917.18                   6.91%
       18.001 - 18.500                    60      2,136,417.61                   3.68%
       18.501 - 19.000                    84      3,460,150.66                   5.95%
       19.001 - 19.500                   143      4,032,943.56                   6.94%
       19.501 - 20.000                   121      3,804,413.60                   6.54%
       20.001 - 20.500                   164      5,403,903.83                   9.30%
       20.501 - 21.000                   142      3,588,167.59                   6.17%
       21.001 - 21.500                   621     16,321,762.35                  28.08%
       21.501 - 22.000                    88      2,268,290.47                   3.90%
       22.001 - 22.500                   284      6,697,321.94                  11.52%
       22.501 - 23.000                    60      1,477,030.42                   2.54%
       23.001 - 23.500                    16        281,813.05                   0.48%
       23.501 - 24.000                     2         51,266.51                   0.09%
                           -----------------------------------------------------------
                 TOTAL             1,950        $58,128,809.86                 100.00%
                           ===========================================================
                                 Minimum:              16.000%
                                 Maximum:              24.000%
                        Weighted Average:              20.422%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 17                         BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                          COLLATERAL TABLES: HELOC POOL

MARGIN

                                                                    PERCENTAGE OF
                 NUMBER OF INITIAL             PRINCIPAL                  POOL BY
RANGE OF MAGINS     MORTGAGE LOANS               BALANCE        PRINCIPAL BALANCE
---------------     --------------               -------        -----------------
     No Margin                   7        $   827,900.00                    1.42%
 0.001 - 0.500%                 20          1,699,208.04                    2.92%
 0.501 - 1.000                  27          1,989,398.20                    3.42%
 1.001 - 1.500                  94          3,745,373.18                    6.44%
 1.501 - 2.000                  97          3,565,005.02                    6.13%
 2.001 - 2.500                  88          3,624,524.55                    6.24%
 2.501 - 3.000                 142          4,034,199.73                    6.94%
 3.001 - 3.500                 163          5,125,133.55                    8.82%
 3.501 - 4.000                 257          7,406,062.74                   12.74%
 4.001 - 4.500                 148          3,914,542.15                    6.73%
 4.501 - 5.000                 280          7,726,737.34                   13.29%
 5.001 - 5.500                 255          5,822,007.12                   10.02%
 5.501 - 6.000                 293          6,817,801.38                   11.73%
 6.001 - 6.500                  61          1,497,837.30                    2.58%
 6.501 - 7.000                  15            268,313.05                    0.46%
 7.001 - 7.500                   3             64,766.51                    0.11%
                   -------------------------------------------------------------------
         TOTAL               1,950        $58,128,809.86                  100.00%
                   ===================================================================
                           Minimum:               0.000%
                           Maximum:               7.500%
                  Weighted Average:               3.827%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 18                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

CREDIT LIMIT UTILIZATION RATE

                                                                             PERCENTAGE OF
RANGE OF CREDIT LIMIT        NUMBER OF INITIAL             PRINCIPAL               POOL BY
     UTILIZATION RATE           MORTGAGE LOANS               BALANCE     PRINCIPAL BALANCE
     ----------------           --------------               -------     -----------------
      0.001 - 10.000%                       18        $    19,485.95                0.03%
     10.001 - 20.000                        11             50,204.93                0.09%
     20.001 - 30.000                        12             77,362.18                0.13%
     30.001 - 40.000                        11            104,879.10                0.18%
     40.001 - 50.000                        25            329,824.81                0.57%
     50.001 - 60.000                        22            280,470.19                0.48%
     60.001 - 70.000                        36            576,291.12                0.99%
     70.001 - 80.000                        36            794,706.19                1.37%
     80.001 - 90.000                        57          1,671,933.30                2.88%
    90.001 - 100.000                     1,691         53,061,287.38               91.28%
   100.001 - 110.000                        31          1,162,364.71                2.00%
                         -------------------------------------------------------------------
               TOTAL                     1,950        $58,128,809.86              100.00%
                         ===================================================================
                                  Minimum:                     1.70%
                                  Maximum:                   102.90%
                         Weighted Average:                    95.63%

MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                   PERCENTAGE OF
RANGE OF MONTHS REMAINING       NUMBER OF INITIAL              PRINCIPAL                  POOL BY
    TO SCHEDULED MATURITY          MORTGAGE LOANS                BALANCE        PRINCIPAL BALANCE
    ---------------------          --------------                -------        -----------------
                  61 - 66                       1         $    54,255.22                    0.09%
                  67 - 72                       1              19,267.24                    0.03%
                  73 - 78                      19             626,925.49                    1.08%
                  79 - 84                      11             251,965.38                    0.43%
                  85 - 90                       6             213,699.05                    0.37%
                229 - 234                      21             723,542.00                    1.24%
                235 - 240                     346           8,024,126.23                   13.80%
                253 - 258                      48           1,496,684.45                    2.57%
                259 - 264                       3               9,460.41                    0.02%
                265 - 270                       5               8,467.53                    0.01%
                271 - 276                   1,489          46,700,416.86                   80.34%
                                   --------------------------------------------------------------
                    TOTAL                   1,950         $58,128,809.86                  100.00%
                                   ==============================================================
                                          Minimum:                    63
                                          Maximum:                   276
                                 Weighted Average:                   264

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 19                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

ORIGINATION YEAR

                                                                             PERCENTAGE OF
                       NUMBER OF INITIAL                   PRINCIPAL               POOL BY
ORIGINATION YEAR          MORTGAGE LOANS                     BALANCE     PRINCIPAL BALANCE
----------------          --------------                     -------     -----------------
            1996                      49           $    1,550,939.67                 2.67%
            1997                      32                  956,614.65                 1.65%
            1998                   1,869               55,621,255.54                95.69%
                       --------------------------------------------------------------------
           TOTAL                   1,950           $   58,128,809.86               100.00%
                       ====================================================================



OCCUPANCY STATUS

                                                                                     PERCENTAGE OF
                           NUMBER OF INITIAL                       PRINCIPAL               POOL BY
      OCCUPANCY STATUS        MORTGAGE LOANS                         BALANCE     PRINCIPAL BALANCE
      ----------------        --------------                         -------     -----------------
Non-investor Owned (1)                 1,941               $   57,781,817.75                99.40%
        Investor Owned                     9                      346,992.11                 0.60%
                           -----------------------------------------------------------------------
                 Total                 1,950               $   58,128,809.86               100.00%
                           =======================================================================

(1) Includes vacation and second homes.

DISTRIBUTION OF SEASONING

                                                                             PERCENTAGE OF
   MONTHS ELAPSED          NUMBER OF INITIAL               PRINCIPAL               POOL BY
SINCE ORIGINATION             MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
-----------------             --------------                 -------     -----------------

                0                        145          $ 5,298,660.56                  9.12%
            1 - 6                      1,714           50,115,718.51                 86.21%
           7 - 12                         38              994,949.32                  1.71%
          13 - 18                          4              168,541.80                  0.29%
          19 - 24                         49            1,550,939.67                  2.67%
                           ----------------------------------------------------------------
            TOTAL                      1,950          $58,128,809.86                100.00%
                           ================================================================
                                     Minimum:                      0
                                     Maximum:                     23
                            Weighted Average:                      2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.





                                    Page 20                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                         COLLATERAL TABLES: HELOC POOL

DELINQUENCY STATUS

                               NUMBER OF INITIAL               PRINCIPAL               POOL BY
NUMBER OF DAYS DELINQUENT         MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
-------------------------         --------------                 -------     -----------------
                  Current                  1,919          $57,240,116.25                98.47%
                1-29 days                     31              888,693.61                 1.53%
               30-59 days                      0                    0.00                 0.00%
                               ---------------------------------------------------------------
                    TOTAL                  1,950          $58,128,809.86               100.00%
                               ===============================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 21                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                          COLLATERAL TABLES: HLTV POOL

                          COLLATERAL SUMMARY FOR HLTV

----------------------------------------------------------------------------------------------------------
                                                            TOTAL                MINIMUM        MAXIMUM
                                                            -----                -------        -------
TOTAL NUMBER OF LOANS:                                            975
TOTAL OUTSTANDING LOAN BALANCE:                        $35,705,951.76          $9,936.76       $99,916.38
AVERAGE LOAN PRINCIPAL BALANCE:                            $36,621.49
WA COUPON:                                                      14.15%             10.73%           19.25%
WA REMAINING TERM TO MATURITY (MONTHS):                           235                 84              300
WA SEASONING (MONTHS):                                              2                  0                9
WA ORIGINAL TERM (MONTHS):                                        238                 84              300
LIEN POSITION:
                                First Lien                       0.00%
                               Junior Lien                     100.00%
WA CLTV:                                                       117.16%             64.09%          125.00%
WA DEBT-TO-INCOME:                                              41.23%             15.50%           64.20%
FICO SCORE:                                                       680                601              800
PRODUCT TYPE:
CLOSED-END FIXED RATE FULLY AMORTIZING HLTV LOAN               100.00%

LOAN PURPOSE
                        Debt Consolidation                      89.08%
                        Refinance/Cash-out                       4.28%
                          Home Improvement                       3.31%
                     Refinance (Rate/Term)                       2.45%
                          Personal Expense                       0.78%
                          Business Purpose                       0.06%
                          Personal Savings                       0.04%

DOCUMENTATION:
                                 Alternate                       0.00%
                                      Full                     100.00%

PROPERTY TYPE:                                                                     OCCUPANCY STATUS:
                 SF Detached/Deminimus PUD                      92.28%             Non-investor Owned (1)          100.00%
               SF Rowhouse/Townhouse/Condo                       7.45%             Investor Owned                    0.00%
                  Two to Four Family Homes                       0.27%             (1) Includes vacation and second homes.

GEOGAPHIC DISTRIBUTION:
                                       CA:                      17.82%             (states not listed individually account
                                       MD:                      12.11%             for less than 5.00% of the Cut-off Pool
                                       VA:                      10.61%             principal balance)
                                       OH:                       9.35%
                                       MO:                       6.70%
                                       FL:                       6.35%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 22                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

PRINCIPAL BALANCES

                                                                                 PERCENTAGE OF
              RANGE OF         NUMBER OF INITIAL               PRINCIPAL               POOL BY
    PRINCIPAL BALANCES            MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
    ------------------            --------------                 -------     -----------------
 $5,000.01 - 10,000.00                         3       $       29,897.01                 0.08%
 10,000.01 - 15,000.00                        21              305,902.23                 0.86%
 15,000.01 - 20,000.00                        75            1,391,451.96                 3.90%
 20,000.01 - 25,000.00                       124            2,911,492.16                 8.15%
 25,000.01 - 30,000.00                       138            3,904,273.38                10.93%
 30,000.01 - 35,000.00                       183            6,195,435.29                17.35%
 35,000.01 - 40,000.00                        94            3,600,246.44                10.08%
 40,000.01 - 45,000.00                        95            4,114,424.45                11.52%
 45,000.01 - 50,000.00                       151            7,422,603.20                20.79%
 50,000.01 - 55,000.00                        31            1,679,476.50                 4.70%
 55,000.01 - 60,000.00                        18            1,051,987.87                 2.95%
 60,000.01 - 65,000.00                        13              820,174.26                 2.30%
 65,000.01 - 70,000.00                         7              482,228.47                 1.35%
 70,000.01 - 75,000.00                        15            1,118,006.93                 3.13%
 75,000.01 - 80,000.00                         1               79,684.87                 0.22%
95,000.01 - 100,000.00                         6              598,666.74                 1.68%
                               ---------------------------------------------------------------
                 TOTAL                       975       $   35,705,951.76               100.00%
                               ===============================================================
                                         Minimum:              $9,936.76
                                         Maximum:             $99,916.38
                                Weighted Average:             $36,621.49

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 23                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

GEOGRAPHIC DISTRIBUTION

                                                                         PERCENTAGE OF
                     NUMBER OF INITIAL                 PRINCIPAL               POOL BY
         STATE          MORTGAGE LOANS                   BALANCE     PRINCIPAL BALANCE
         -----          --------------                   -------     -----------------
       Arizona                      13         $      440,054.83                 1.23%
      Arkansas                      14                463,898.63                 1.30%
    California                     155              6,362,223.99                17.82%
      Colorado                      25                826,078.57                 2.31%
   Connecticut                      14                482,523.59                 1.35%
      Delaware                       7                307,080.82                 0.86%
       Florida                      58              2,268,154.23                 6.35%
       Georgia                      10                433,799.44                 1.21%
        Hawaii                       1                 24,771.30                 0.07%
         Idaho                      11                403,137.13                 1.13%
      Illinois                      17                498,980.57                 1.40%
       Indiana                      10                334,439.75                 0.94%
          Iowa                       6                180,500.73                 0.51%
        Kansas                      23                736,483.01                 2.06%
      Kentucky                      21                774,251.36                 2.17%
     Louisiana                       7                254,855.09                 0.71%
         Maine                       3                139,347.88                 0.39%
      Maryland                     115              4,322,905.95                12.11%
      Michigan                       3                108,750.91                 0.30%
     Minnesota                       3                107,024.22                 0.30%
   Mississippi                       2                 44,988.71                 0.13%
      Missouri                      74              2,392,252.89                 6.70%
       Montana                       1                 41,928.96                 0.12%
      Nebraska                       5                166,619.89                 0.47%
        Nevada                      27              1,091,100.73                 3.06%
    New Mexico                      17                607,995.81                 1.70%
North Carolina                      22                797,141.38                 2.23%
          Ohio                      94              3,337,732.07                 9.35%
      Oklahoma                      10                273,983.66                 0.77%
        Oregon                       7                345,966.97                 0.97%
  Pennsylvania                      17                517,784.12                 1.45%
South Carolina                       9                265,506.53                 0.74%
  South Dakota                       1                 30,976.14                 0.09%
     Tennessee                      19                665,129.89                 1.86%
          Utah                      23                841,997.96                 2.36%
      Virginia                     103              3,788,802.94                10.61%
    Washington                      28              1,026,781.11                 2.88%
                     -----------------------------------------------------------------
         TOTAL                     975         $   35,705,951.76               100.00%
                     =================================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 24                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

COMBINED LOAN-TO-VALUE RATIOS

                                                                                  PERCENTAGE OF
  RANGE OF COMBINED           NUMBER OF INITIAL              PRINCIPAL                  POOL BY
LOAN-TO-VALUE RATIO              MORTGAGE LOANS                BALANCE        PRINCIPAL BALANCE
-------------------              --------------                -------        -----------------
     60.01 - 70.00%                          1          $    15,949.40                    0.04%
     70.01 - 80.00                           2               40,219.58                    0.11%
     80.01 - 90.00                           1               24,771.30                    0.07%
    90.01 - 100.00                          38            1,376,798.33                    3.86%
   100.01 - 110.00                         151            5,047,881.99                   14.14%
   110.01 - 120.00                         329           11,933,530.69                   33.42%
   120.01 - 125.00                         453           17,266,800.47                   48.36%
                              -----------------------------------------------------------------
             TOTAL                         975          $35,705,951.76                  100.00%
                              =================================================================
                                       Minimum:                 64.09%
                                       Maximum:                125.00%
                              Weighted Average:                117.16%

PROPERTY TYPE

                                                                                  PERCENTAGE OF
                             NUMBER OF INITIAL               PRINCIPAL                  POOL BY
      PROPERTY TYPE             MORTGAGE LOANS                 BALANCE        PRINCIPAL BALANCE
      -------------             --------------                 -------        -----------------
  SF Detached/Deminimus PUD                899       $   32,950,931.00                   92.28%
SF Rowhouse/Townhouse/Condo                 74            2,657,878.83                    7.45%
   Two to Four Family Homes                  2               97,141.93                    0.27%
                             ------------------------------------------------------------------
                      TOTAL                975       $   35,705,951.76                  100.00%
                             ==================================================================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 25                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

LOAN RATES

                                                                             PERCENTAGE OF
                          NUMBER OF INITIAL                PRINCIPAL               POOL BY
RANGE OF LOAN RATES          MORTGAGE LOANS                  BALANCE     PRINCIPAL BALANCE
-------------------          --------------                  -------     -----------------
   10.001 - 11.000%                       2        $       39,718.83                 0.11%
   11.001 - 12.000                       39             1,518,768.69                 4.25%
   12.001 - 13.000                      190             7,705,499.76                21.58%
   13.001 - 14.000                      245             9,164,481.05                25.67%
   14.001 - 15.000                      248             9,033,352.86                25.30%
   15.001 - 16.000                      156             5,330,454.19                14.93%
   16.001 - 17.000                       72             2,174,272.73                 6.09%
   17.001 - 18.000                       14               460,880.52                 1.29%
   18.001 - 19.000                        4               121,875.93                 0.34%
   19.001 - 20.000                        5               156,647.20                 0.44%
                          ----------------------------------------------------------------
             TOTAL                      975        $   35,705,951.76               100.00%
                          ================================================================

                                    Minimum:                  10.73%
                                    Maximum:                  19.25%
                           Weighted Average:                  14.15%

MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                   PERCENTAGE OF
RANGE OF MONTHS REMAINING       NUMBER OF INITIAL            PRINCIPAL                   POOL BY
    TO SCHEDULED MATURITY          MORTGAGE LOANS              BALANCE         PRINCIPAL BALANCE
    ---------------------          --------------              -------         -----------------
                  73 - 84                       1       $    16,863.04                     0.05%
                  85 - 96                       1            12,492.55                     0.03%
                109 - 120                      16           412,302.72                     1.15%
                169 - 180                     382        12,740,630.82                    35.68%
                229 - 240                     279        10,345,481.68                    28.97%
                289 - 300                     296        12,178,180.95                    34.11%
                                ----------------------------------------------------------------
                    TOTAL                   $ 975        35,705,951.76                   100.00%
                                ================================================================

                                          Minimum:                  84
                                          Maximum:                 300
                                 Weighted Average:                 235

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




                                    Page 26                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

OCCUPANCY STATUS

                                                                              PERCENTAGE OF
                            NUMBER OF INITIAL               PRINCIPAL               POOL BY
      OCCUPANCY STATUS         MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
      ----------------         --------------                 -------     -----------------
Non-investor Owned (1)                    975          $35,705,951.76               100.00%
        Investor Owned                      0                    0.00                 0.00%
                            ---------------------------------------------------------------
                 TOTAL                    975          $35,705,951.76               100.00%
                            ===============================================================

(1) Includes vacation and second homes.

DISTRIBUTION OF SEASONING

                                                                            PERCENTAGE OF
   MONTHS ELAPSED         NUMBER OF INITIAL               PRINCIPAL               POOL BY
SINCE ORIGINATION            MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
-----------------            --------------                 -------     -----------------
            0 - 3                       769       $   27,880,195.27                78.08%
            4 - 6                       200            7,663,448.30                21.46%
           7 - 12                         6              162,308.19                 0.46%
                          ---------------------------------------------------------------
            TOTAL                       975       $   35,705,951.76               100.00%
                          ===============================================================

                                    Minimum:                      0
                                    Maximum:                      9
                           Weighted Average:                      2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 27                         BEAR STEARNS

                      ADVANTA HOME EQUITY LOAN TRUST 1998-B
                             Computational Materials

                          COLLATERAL TABLES: HLTV POOL

FICO

                                                                            PERCENTAGE OF
                          NUMBER OF INITIAL               PRINCIPAL               POOL BY
RANGE OF FICO SCORES         MORTGAGE LOANS                 BALANCE     PRINCIPAL BALANCE
--------------------         --------------                 -------     -----------------
           601 - 619                     18          $   571,125.60                 1.60%
           620 - 639                    102            3,280,899.86                 9.19%
           640 - 659                    194            6,717,164.63                18.81%
           660 - 679                    225            8,495,594.72                23.79%
           680 - 699                    168            6,340,969.39                17.76%
           700 - 719                    130            5,140,069.47                14.40%
           720 - 739                     83            2,968,015.94                 8.31%
           740 - 759                     38            1,520,331.99                 4.26%
           760 - 779                     12              444,266.77                 1.24%
           780 - 799                      4              199,085.84                 0.56%
                 800                      1               28,427.55                 0.08%
                          ---------------------------------------------------------------
               TOTAL                    975          $35,705,951.76               100.00%
                          ===============================================================

                                    Minimum:                    601
                                    Maximum:                    800
                           Weighted Average:                    680

DEBT TO INCOME

                                                                                     PERCENTAGE OF
                                    NUMBER OF INITIAL              PRINCIPAL               POOL BY
RANGE OF DEBT-TO-INCOME RATIO          MORTGAGE LOANS                BALANCE     PRINCIPAL BALANCE
-----------------------------          --------------                -------     -----------------
               15.01 - 20.00%                       6         $   193,421.10                 0.54%
               20.01 - 25.00                       18             666,956.26                 1.87%
               25.01 - 30.00                       65           2,043,826.08                 5.72%
               30.01 - 35.00                      123           4,259,320.25                11.93%
               35.01 - 40.00                      196           7,079,464.64                19.83%
               40.01 - 45.00                      264           9,447,886.81                26.46%
               45.01 - 50.00                      283          11,159,424.24                31.25%
               50.01 - 55.00                       13             588,247.54                 1.65%
               55.01 - 60.00                        5             212,866.30                 0.60%
               60.01 - 65.00                        2              54,538.54                 0.15%
                                    --------------------------------------------------------------
                       TOTAL                      975         $35,705,951.76               100.00%
                                    ==============================================================

                                              Minimum:                15.50%
                                              Maximum:                64.20%
                                     Weighted Average:                41.23%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 28                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

LOAN PURPOSE

                                                                                PERCENTAGE OF
                             NUMBER OF INITIAL                PRINCIPAL               POOL BY
   LOAN PURPOSE TYPES           MORTGAGE LOANS                  BALANCE     PRINCIPAL BALANCE
   ------------------           --------------                  -------     -----------------
   Debt Consolidation                      867        $   31,806,102.70                89.08%
 Refinance (Cash Out)                       40             1,529,494.28                 4.28%
     Home Improvement                       33             1,180,971.19                 3.31%
Refinance (Rate/Term)                       26               875,141.88                 2.45%
     Personal Expense                        7               278,359.10                 0.78%
     Business Purpose                        1                21,536.96                 0.06%
     Personal Savings                        1                14,345.65                 0.04%
                             ----------------------------------------------------------------
                TOTAL                      975        $   35,705,951.76               100.00%
                             ================================================================

DELINQUENCY STATUS

                                                                                    PERCENTAGE OF
                               NUMBER OF INITIAL                  PRINCIPAL               POOL BY
NUMBER OF DAYS DELINQUENT         MORTGAGE LOANS                    BALANCE     PRINCIPAL BALANCE
-------------------------         --------------                    -------     -----------------
                  Current                    921          $   33,868,127.77                94.85%
                1-29 days                     54               1,837,823.99                 5.15%
               30-59 days                      0                       0.00                 0.00%
                               ------------------------------------------------------------------
                    TOTAL                    975          $   35,705,951.76               100.00%
                               ==================================================================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 29                         BEAR STEARNS

                     ADVANTA HOME EQUITY LOAN TRUST 1998-B
                            Computational Materials

                          COLLATERAL TABLES: HLTV POOL

ORIGINAL BALANCE

                                                                                  PERCENTAGE OF
                                  NUMBER OF INITIAL             PRINCIPAL               POOL BY
RANGE OF ORIGINAL BALANCES           MORTGAGE LOANS               BALANCE     PRINCIPAL BALANCE
--------------------------           --------------               -------     -----------------
     $5,000.01 - 10,000.00                        3        $    29,897.01                 0.08%
     10,000.01 - 15,000.00                       21            305,902.23                 0.86%
     15,000.01 - 20,000.00                       75          1,391,451.96                 3.90%
     20,000.01 - 25,000.00                      124          2,911,492.16                 8.15%
     25,000.01 - 30,000.00                      138          3,904,273.38                10.93%
     30,000.01 - 35,000.00                      183          6,195,435.29                17.35%
     35,000.01 - 40,000.00                       94          3,600,246.44                10.08%
     40,000.01 - 45,000.00                       95          4,114,424.45                11.52%
     45,000.01 - 50,000.00                      151          7,422,603.20                20.79%
     50,000.01 - 55,000.00                       30          1,624,512.22                 4.55%
     55,000.01 - 60,000.00                       19          1,106,952.15                 3.10%
     60,000.01 - 65,000.00                       13            820,174.26                 2.30%
     65,000.01 - 70,000.00                        7            482,228.47                 1.35%
     70,000.01 - 75,000.00                       15          1,118,006.93                 3.13%
     75,000.01 - 80,000.00                        1             79,684.87                 0.22%
    95,000.01 - 100,000.00                        6            598,666.74                 1.68%
                                  -------------------------------------------------------------
                     TOTAL                      975        $35,705,951.76               100.00%
                                  =============================================================

                                            Minimum:           $10,000.00
                                            Maximum:          $100,000.00
                                   Weighted Average:           $41,816.53

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 30                         BEAR STEARNS